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                                                                     Exhibit 1.1




                                                                  DRAFT 08/06/99



                               3,450,000 SHARES


                         DURASWITCH INDUSTRIES, INC.


                                 COMMON STOCK



                            UNDERWRITING AGREEMENT



August ___, 1999


CRUTTENDEN ROTH INCORPORATED
As Representative of the several Underwriters
24 Corporate Plaza
Newport Beach, California 92660

Ladies and Gentlemen:



      DuraSwitch Industries, Inc., a Nevada corporation (the "Company"), addresses you as the Representative of each of the persons, firms and corporations listed in Schedule A hereto (herein collectively called the "Underwriters") and hereby confirms its agreement with the several Underwriters as follows:



      1. DESCRIPTION OF SHARES. The Company proposes to issue and sell 3,000,000 shares of its authorized and unissued Common Stock, $.001 par value per share (the "Firm Shares"), to the several Underwriters. The Company and Blackwater Capital Partners, L.P. (the "Selling Securityholder") also propose to grant to the Underwriters an option to purchase up to 450,000 additional shares of the Company's Common Stock, $.001 par value per share (the "Option Shares"), as provided in Section 8 hereof. In addition, the Company proposes to sell to you, individually and not in your capacity as Representative, five-year warrants (the "Representative's Warrants") to purchase up to 300,000 shares of Common Stock, $.001 par value per share, of the Company (the "Representative's Warrant Stock"), which sale will be consummated in accordance with the terms and conditions of the Representative's Warrant Agreement (the "Representative's Warrant Agreement"), the form of which is filed as an exhibit to the Registration Statement described below. As used in this Agreement, the term "Shares" shall include the Firm Shares and the Option Shares. All shares of Common Stock, $.001 par value per share, of the Company to be outstanding after giving effect to the sales contemplated hereby, including the Firm Shares and the Option Shares, are hereinafter referred to as "Common Stock."


      2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and agrees with, each Underwriter that:


            (a) A registration statement on Form SB-2 (File No. 333- 79969) with respect to the Shares, including a prospectus, has been prepared by the Company in conformity with the




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requirements of the Securities Act of 1933, as amended (the "Act"), and the applicable rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Act and has been filed with the Commission; such amendments to such registration statement, such prospectuses and abbreviated registration statements pursuant to Rule 462(b) of the Rules and Regulations (a "462 Registration Statement") as may have been required prior to the date hereof have been similarly prepared and filed with the Commission; and the Company will file such additional amendments to such registration statement, such amended prospectuses and such 462 Registration Statements as may hereafter be required. Copies of such registration statement and amendments, together with each exhibit filed therewith, of each related prospectus contained or filed as part of any pre-effective amendment to such registration statement or filed pursuant to Rule 424(a) (the "Preliminary Prospectuses"), and of any 462 Registration Statement, have been delivered to you.


                  If the registration statement relating to the Shares has been declared effective under the Act by the Commission, the Company will prepare and promptly file with the Commission the information omitted from the registration statement pursuant to Rule 430A(a) or, if the Representative, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations pursuant to subparagraph (1), (4) or (7) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to the registration statement (including a final form of prospectus). If the registration statement relating to the Shares has not been declared effective under the Act by the Commission, the Company will prepare and promptly file an amendment to the registration statement, including a final form of prospectus, or, if the Representative, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the information required to be included in any term sheet filed pursuant to Rule 434(b) or (c), as applicable, of the Rules and Regulations. The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits (including exhibits incorporated by reference), in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the registration statement pursuant to Rule 430A(a) or files a term sheet pursuant to Rule 434 of the Rules and Regulations, the information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) or Rule 434(d) of the Rules and Regulations) and, in the event of any amendment thereto or the filing of any 462 Registration Statement after the effective date of such registration statement, shall also mean (from and after the effectiveness of such amendment or the filing of any 462 Registration Statement) such registration statement as so amended, together with any such abbreviated registration statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares as included in such Registration Statement at the time it becomes effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations); provided, however, that if in reliance on Rule 434 of the Rules and Regulations and with the consent of the Representative, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or


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given for purposes of Section 2(10)(a) of the Act, the term "Prospectus" shall mean the "prospectus subject to completion" (as defined in Rule 434(g) of the Rules and Regulations) last provided to the Underwriters by the Company and circulated by the Underwriters to all prospective purchasers of the Shares (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 434(d) of the Rules and Regulations). Notwithstanding the foregoing, if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the prospectus referred to in the immediately preceding sentence (whether or not such revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. If in reliance on Rule 434 of the Rules and Regulations and with the consent of the Representative, on behalf of the several Underwriters, the Company shall have provided to the Underwriters a term sheet pursuant to Rule 434(b) or (c), as applicable, prior to the time that a confirmation is sent or given for purposes of Section 2(10)(a) of the Act, the Prospectus and the term sheet, together, will not be materially different from the prospectus in the Registration Statement.

            (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or instituted proceedings for that purpose, and each such Preliminary Prospectus has conformed in all material respects to the requirements of the Act and the Rules and Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date (hereinafter defined) and on any later date on which Option Shares are to be purchased, (i) the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained and will contain all material information required to be included therein by the Act and the Rules and Regulations and will in all material respects conform to the requirements of the Act and the Rules and Regulations, (ii) the Registration Statement, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus, and any amendments or supplements thereto, did not and will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph (b) shall apply to information contained in or omitted from the Registration Statement or Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter specifically for use in the preparation thereof. The information set forth on the inside front cover page of the Prospectus (insofar as such information relates to the Underwriters) concerning stabilization, over-allotment and passive market making by the Underwriters, and under the first, second and eleventh paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.


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            (c) If the Company has elected to rely on Rule 462(b) and the 462
Registration Statement has not been declared effective, (i) the Company has filed a 462 Registration Statement in compliance with, and that is effective upon filing pursuant to, Rule 462(b) and has received confirmation of its receipt and (ii) (a) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the 462 Registration Statement, in compliance with Rule 111 promulgated under the Act, or (b) the Commission has received payment of such filing fee.


            (d) Each of the Company and its direct and indirect subsidiaries (hereinafter, the "Subsidiaries") is duly incorporated and validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries, taken as a whole (hereinafter, a "Material Adverse Effect"); and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. Except as set forth in the Registration Statement and Prospectus, each of the Company and the Subsidiaries is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities that are material to the conduct of its business, all of which are valid and in full force and effect. Neither the Company nor any of its Subsidiaries is in violation of their respective charter or bylaws and no event has occurred which, with notice or lapse of time or both, would constitute a breach or violation of any of the terms and provisions of, or constitute a default under, any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which either the Company or any of its Subsidiaries is a party or by which their properties may be bound. Neither the Company nor any of its Subsidiaries is in violation of any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or their respective properties, except where such violation would not have a Material Adverse Effect.



            (e) The Company has full legal right, power and authority to enter into this Agreement and the Representative's Warrant Agreement and perform the transactions contemplated hereby and thereby. The Company has taken all corporate action required by law, its charter or bylaws, as the case may be, to be taken by it to authorize the execution, delivery and performance of the transactions contemplated by this Agreement and the Representative's Warrant Agreement, including the 4.25 to 1 reverse stock split described in the Prospectus. Each of this Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy,



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insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and rules of law governing specific performance, estoppel, waiver, injunctive relief, and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity). The making, execution and performance of this Agreement and the Representative's Warrant Agreement by the Company and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which their respective properties may be bound, (ii) the charter or bylaws of the Company or any Subsidiary or (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or their respective properties. No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any Subsidiary or their respective properties is required for the execution and delivery of this Agreement and the Representative's Warrant Agreement, the consummation by the Company of the transactions herein and therein contemplated, and the 4.25 to 1 reverse stock split described in the Prospectus, all of which requirements have been satisfied in all material respects, except such as may be required under the Act, by the National Association of Securities Dealers, Inc. (the "NASD"), or under state or other securities or Blue Sky laws.


            (f) There is not pending or, to the Company's knowledge, threatened, any action, suit, claim or proceeding against either the Company or any of its Subsidiaries, any of the Company's or any of its Subsidiaries' officers, any of their respective properties, assets or rights before any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or their respective officers or properties, or otherwise which (i) might, individually or in the aggregate, result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Change"), or (ii) might prevent consummation of the transactions contemplated hereby, or (iii) is required to be disclosed in the Registration Statement or Prospectus and is not so disclosed. For purposes of this Agreement, the phrases "to the Company's knowledge or "to the knowledge of the Company" shall mean the knowledge of the senior management personnel of each of the Company and its Subsidiaries. There are no agreements, contracts, leases or documents of the Company or any Subsidiary of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement by the Act or the Rules and Regulations which have not been accurately described in all material respects in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement. Neither the Company nor any Subsidiary is a party or subject to the provisions of any injunction, judgment, decree or order of any court, administrative agency, regulatory body, government or governmental agency or body domestic or foreign, that could be expected to result in a Material Adverse Change. Each of the Company and its Subsidiaries has conducted and is conducting its business in compliance with all applicable federal, state, local and foreign statutes, laws, rules, regulations,


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ordinances, codes, decisions, decrees, directives and orders, except where the failure to do so would not, singly or in the aggregate, have a Material Adverse Effect.


            (g) All outstanding shares of capital stock of each of the Company and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." The capital stock of the Company conforms to the description thereof contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company). The Shares to be issued and sold by the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable, and will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest assuming the Underwriters are acquiring such shares in good faith and without actual knowledge of any adverse claims with respect thereto. No preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders exists with respect to any of the Shares or the issuance and sale thereof other than those that have been satisfied or expressly waived prior to the date hereof and those that will automatically expire upon and will not apply to the consummation of the transactions contemplated on or before the Closing Date. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale or transfer of the Shares except as may be required under the Act or under state or other securities or Blue Sky laws. Except as disclosed in the Registration Statement, the Prospectus and the financial statements of the Company, and the related notes thereto included in the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus under the caption "Management-Stock Option Plans" fairly and accurately presents the information required to be shown with respect to such plans, arrangements, options and rights. All outstanding options of the Company have been duly authorized and issued in compliance with the option plan pursuant to which such options were granted and with all federal and state securities laws and the Nevada General Corporation Law.


            (h) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (i) any Material Adverse Change, (ii) any transaction that is material to either the Company or any of its Subsidiaries, (iii) any obligation, direct or contingent, incurred by either the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of either the Company or any of its Subsidiaries, (v) any dividend or distribution of any kind declared, paid or made on the capital stock of either the Company or any of its Subsidiaries, (vi) any default in the payment of principal of or interest on any outstanding debt obligations, or (vii) any


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loss or damage (whether or not insured) to the property of either the Company or any of its Subsidiaries which has been sustained or will have been sustained, which has a Material Adverse Effect.


            (i) Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its Subsidiaries has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than such as would not have a Material Adverse Effect, (ii) the agreements to which either the Company or any of its Subsidiaries is a party described in, or filed as exhibits to, the Registration Statement and Prospectus are valid agreements, enforceable by the Company or its Subsidiaries, as the case may be, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and rules of law governing specific performance, estoppel, waiver, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity) and, to the Company's knowledge, the other contracting party or parties thereto are not in breach or default under any of such agreements, and (iii) either the Company or one of its Subsidiaries has a valid and enforceable lease for each real property described in the Registration Statement and Prospectus, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles and rules of law governing specific performance, estoppel, waiver, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity). Except as set forth in the Registration Statement and Prospectus, the Company and its Subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted.


            (j) Deloitte & Touche, L.L.P. ("D&T"), the Company's current auditors, which have examined the consolidated financial statements of the Company, together with the related schedules and notes, as of December 31, 1998, and for the year then ended, filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations. McGladrey & Pullen LLP ("M&P"), the Company's former auditors, which have examined the consolidated financial statements of the Company, together with the related schedules and notes, as of December 31, 1997, and for the year then ended, filed with the Commission as a part of the Registration Statement, which are included in the Prospectus, are independent accountants within the meaning of the Act and the Rules and Regulations. The audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, forming part of the Registration Statement and Prospectus, fairly present the financial position and the results of operations of the Company and its Subsidiaries at the respective dates and for the respective periods to which they apply; and all audited consolidated financial statements of the Company, together with the related schedules and notes, and the unaudited consolidated financial information, filed with the Commission as part of the Registration Statement, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein. The selected and summary consolidated


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financial and statistical data included in the Registration Statement fairly present the information shown therein and have been compiled on a basis consistent with the audited consolidated financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement.

            (k) Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.


            (l) There are no issues related to the Company's, or any of its Subsidiaries', preparedness for the Year 2000 that (i) are of a character required to be described or referred to in the Registration Statement or Prospectus or by the Act or the Rules and Regulations or by the Exchange Act or the rules and regulations of the Commission thereunder which have not been accurately described in the Registration Statement or Prospectus or (ii) might reasonably be expected to result in any Material Adverse Change or have a Material Adverse Effect. All internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its Subsidiaries fully comply with the Year 2000 Qualification Requirements. "Year 2000 Qualification Requirements" means that the internal computer systems and each Constituent Component (as defined below) of those systems and all computer-related products and each Constituent Component (as defined below) of those products of the Company and each of its Subsidiaries (i) have been reviewed to confirm that they store, process (including sorting and performing mathematical operations, calculations and computations), input and output data containing date-related information correctly regardless of whether the date contains dates and times before, on or after January 1, 2000, (ii) have been designated to ensure date and time entry recognition and calculations that accommodate same-century and multi-century formulas and date values, leap year recognition and calculations, and date-data interface values that reflect the century, (iii) accurately manage and manipulate data involving dates and times, including single-century formulas and multi-century formulas, and will not cause an abnormal ending scenario within the application or generate incorrect values or invalid results involving such dates, (iv) accurately process any date rollover, and (v) accept and respond to two-digit year date input in a manner that resolves any ambiguities as to the century. "Constituent Component" means all software (including operating systems, programs, packages and utilities), firmware, hardware, networking components, and peripherals provided as part of the configuration.


            (m) Each of the Company and its Subsidiaries has timely filed all necessary federal, state, local and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, might be asserted against the Company or any


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of its Subsidiaries that might have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of each of the Company and its Subsidiaries.

            (n) Each of the Company and its Subsidiaries maintains insurance with insurers of recognized financial responsibility of the types and in the amounts generally deemed prudent for its business and consistent with insurance coverage maintained by similar companies in similar businesses or as otherwise required by any agreement to which either the Company or a Subsidiary is a party, including, but not limited to, insurance covering real and personal property owned or leased by the Company or its Subsidiaries against theft, damage, destruction, acts of vandalism, products liability, errors and omissions, and all other risks customarily insured against, all of which insurance is in full force and effect. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew its or any Subsidiary's existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

            (o) The conditions for use of Form SB-2, as set forth in the General Instructions thereto, have been satisfied.


            (p) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the Company's knowledge, is imminent. The Company is not aware of any existing or imminent work stoppage or labor strike by the employees of any of the Company's or any of its Subsidiaries' principal suppliers, subcontractors, distributors (domestic or foreign) that might be expected to result in a Material Adverse Change or to have a Material Adverse Effect. No collective bargaining agreement exists with any of the Company's or any of its Subsidiaries' employees and, to the Company's knowledge, no such agreement is imminent.



            (q) If any full-time employee identified in the Prospectus has entered into any non-competition, non-disclosure, confidentiality or other similar agreement with any party other than the Company or its Subsidiaries, such employee is neither in violation thereof nor is expected to be in violation thereof as a result of the business conducted or expected to be conducted by the Company or its Subsidiaries as described in the Prospectus or such person's performance of his or her obligations to the Company or any Subsidiary. To the Company's knowledge, no consultant or scientific advisor of the Company or any Subsidiary, excluding the Company's or any Subsidiary's professional advisors (individually, a "Consultant" and collectively "Consultants"), is in violation of any non-competition, non-disclosure, confidentiality or similar agreement between such Consultant and any party other than the Company or a Subsidiary. Each Consultant engaged by or on behalf of the Company or any of its Subsidiaries to render services for the Company or any of its Subsidiaries has entered into an agreement with the Company or such Subsidiary, as the case may be, providing for terms and conditions of non-competition, non-disclosure and confidentiality in connection with such services ("Consulting Agreements"). Assuming due authorization, execution and delivery of the Consulting Agreements by each Consultant, the Consulting Agreements are the legal, valid, binding and enforceable instruments of the Consultants, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting rights generally or by general equitable principles and rules of law governing



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specific performance estoppel, waiver, injunctive relief, and other equitable remedies (regardless of whether enforcement is sought in a proceeding at law or in equity).



            (r) The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is approved for quotation on the Nasdaq National Market ("Nasdaq"). The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq, nor has the Company received any notification that the Commission, Nasdaq or the NASD is contemplating terminating such registration or quotation.



            (s) Each of the Company and its Subsidiaries owns or possesses exclusive rights to use all patents, patent rights, patent licenses, inventions, trade secrets, trademarks, service marks, trade names, copyrights, service names, mask works, technology, know-how and other proprietary intellectual rights which are necessary to conduct its business as now conducted and as described in the Registration Statement and Prospectus. The Company or its assignor has duly and properly filed with the U.S. Patent and Trademark Office and/or respective patent offices in foreign countries all pending patent applications (the "Patent Applications"). All issued United States patents and Patent Applications have been properly assigned to the Company, and all documents reflecting such assignment to the Company have been properly recorded in the U.S. Patent and Trademark Office. The information contained in the Registration Statement and Prospectus concerning patents owned by or licensed to the Company or its Subsidiaries is accurate in all material respects. Neither the Company nor any of its Subsidiaries has received any notice of, nor has it any knowledge of, any infringement of or conflict with asserted rights of either the Company or any of its Subsidiaries by others with respect to any patents, patent rights, inventions, trade secrets, trademarks, service marks, trade names, copyrights, mask works, technology or know-how. Neither the Company nor any of it Subsidiaries has received any notice of, nor has it any knowledge of, any infringement of conflict with asserted rights of others with respect to or issue regarding the enforceability of, any patent, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect, except as disclosed in the Registration Statement and the Prospectus.


            (t) The Company has been advised concerning the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it is not and will not become an "investment company" or a company "controlled" by an "investment company" within the meaning of the 1940 Act and such rules and regulations.

            (u) Each of the Company and its Subsidiaries is conducting business in compliance with all applicable statutes, rules, regulations and orders administered or issued by any domestic or foreign administrative agency, regulatory body, government or governmental agency in the jurisdictions in which each is conducting business except where such noncompliance would not result in a Material Adverse Effect.

            (v) Each of the Company and its Subsidiaries has submitted all reports and other documentation necessary to be submitted in accordance with all foreign regulatory orders, laws and regulations in jurisdictions in which the Company or such Subsidiary is conducting business except where such failure would not have a Material Adverse Effect. Neither the Company nor any such Subsidiaries has received notification of violation of any applicable statute, rule, regulation or order administered or issued by any foreign administrative agency, regulatory body, government or governmental agency in foreign jurisdictions in which it is conducting business.


            (w) Except as set forth in the Registration Statement and Prospectus, (i) each of the Company and its Subsidiaries is in compliance with all laws, orders, rules and regulations relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to their respective businesses except where failure to do so would not have a Material Adverse Effect, (ii) neither the Company nor any of its Subsidiaries has received notice from any administrative agency, regulatory body, government, governmental authority or third party of an asserted claim under Environmental Laws, (iii) neither the Company nor any of its Subsidiaries will be required to make material capital expenditures to comply or cause its Subsidiaries to comply with Environmental Laws in the foreseeable future and (iv) no property which is, or has been, owned, leased or occupied by the Company or any of its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended, or otherwise designated as a contaminated site under applicable state or local law.

            (x) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its Subsidiaries for employees or former employees of the Company or any of its Subsidiaries has been maintained in compliance with its respective terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). Each employee benefit plan intended to be qualified under
Section 401(a) of the Code has either obtained from the Internal Revenue Service ("IRS") a favorable determination letter as to its qualified status under the Code, including all amendments to the Code effected by the Tax Reform Act of 1986 and subsequent legislation, or has applied to the IRS for such a determination letter prior to the requisite period under applicable Treasury Regulations or IRS pronouncements in which to apply for a determination letter and to make any amendments necessary to obtain a favorable determination. No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption. For each such plan which is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency", as defined in
Section 412 of the Code, has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeded the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions. Neither the Company nor any of its Subsidiaries has been a party to or made contributions to or otherwise incurred any obligation under any employee benefit plan that was subject to Title IV of ERISA or Section 412 of the Code, and any "multi-employer plan" as defined in Section 3(37) of ERISA.

            With respect to each employee benefit plan, the Company and each Subsidiary has complied with (i) the applicable health care continuation and notice provisions of the Consolidated Omnibus Budget Reconciliation Act of 1985 ("COBRA") and the proposed regulations thereunder, (ii) the applicable requirements of the Family and Medical Leave Act of 1993 and the regulations thereunder, and (iii) the applicable requirements of the Health Insurance Portability and Accountability Act of 1996 and the temporary regulations thereunder. Neither the Company nor any Subsidiary has any material obligations under COBRA with respect to any former employees or qualifying beneficiaries thereunder. Neither the Company nor any of its Subsidiaries are parties to a retiree medical plan.

            (y) The Company has not distributed, and will not distribute prior to the later of (i) the Closing Date or any date on which Option Shares are to be purchased, as the case may be, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

            (z) Neither the Company nor any of its Subsidiaries has at any time during the last five (5) years (i) made any unlawful contribution to any candidate for foreign office or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

            (aa) The Company has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.


            (bb) Except as otherwise set forth in the Registration Statement and the Prospectus, each officer and director of the Company, and each person listed on Schedule 1 attached hereto has agreed in writing that such person will not, except as described below, for a period of 180 days from the date of the final Prospectus (the "Lock-Up Period"), sell, offer to sell, solicit an offer to buy, contract to sell, loan, pledge, grant any option to purchase, or otherwise transfer or dispose of (collectively, a "Disposition"), any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock (collectively, "Securities"), now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition otherwise than (i) on the transfer of shares of Common Stock or Securities during such person's lifetime by bona fide gift or upon death by will or intestacy, provided that any transferee agrees to be bound by the Lock-Up Agreement, and (ii) on the transfer or other disposition of shares of Common Stock or Securities as a distribution to limited partners or stockholders of such person, provided that the distributees thereof agree to be bound by the terms of the Lock-Up Agreement. The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or may reasonably be expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such stockholder. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures, or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from any Securities. Furthermore, such person has also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with the restrictions described in this subsection
(bb). The Company has provided to counsel for the Underwriters ("Underwriters' Counsel") a complete and accurate list of all securityholders of the Company as of [May 15, 1999] and the number and type of securities held by each securityholder. In addition, each officer and director of the Company, and each person listed on Schedule 1 attached hereto (excluding Blackwater Capital Group, L.L.C., Blackwater Capital Partners, L.P. or their assigns) also has agreed pursuant to the Lock-Up Agreement that the Representative shall have an irrevocable preferential right for a period of two years from the termination of the Lock-Up Period to purchase for its account or to sell for the account of each such officer, director or securityholder any Securities of the Company that any of such officers, directors, or stockholders may seek to sell under Rule 144 promulgated under the Act. Each such officer, director, or securityholder will consult the Representative with regard to any such offering and will offer the Representative the opportunity to purchase or sell any such Securities on terms not more favorable to such officer, director or securityholder than they can secure elsewhere. The Company has provided to Underwriters' Counsel true, accurate and complete copies of all of the agreements pursuant to which its officers, directors and stockholders have agreed to such or similar restrictions (the "Lock-up Agreements") presently in effect or effected hereby. The Company hereby represents and warrants that it will not release any of its officers, directors or other stockholders from any Lock-up Agreements currently existing or hereafter effected without the prior written consent of Cruttenden Roth Incorporated.


            (cc) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any stockholder who owns beneficially more than five percent (5%) of the Common Stock or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.


            (dd) Other than the Representative, on behalf of the several Underwriters, no person is or will be owed any finder's fee or commission or similar payment in connection with the transactions contemplated by this Agreement, except as disclosed in the Registration Statement.


            (ee) All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws. There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act, other than those which have been waived or complied with.

            (ff) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, that is required by the Act or the 1934 Act or the Rules and Regulations to be described in the Registration Statement and the Prospectus that is not described as so required.

            (gg) The Preliminary Prospectuses and Prospectus delivered to the Underwriters for use in connection with this offering were identical to the versions of the Preliminary Prospectuses and Prospectuses created to be transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T.

            (hh) The Representative's Warrants have been duly and validly authorized by the Company and upon delivery to you in accordance with the Representative's Warrant Agreement will be duly issued and legal, valid and binding obligations of the Company.

            (ii) The Representative's Warrant Stock has been duly authorized and reserved for issuance upon the exercise of the Representative's Warrants and when issued upon payment of the exercise price therefore will be validly issued, fully paid and non-assessable shares of Common Stock of the Company.


      3. REPRESENTATIONS AND WARRANTIES OF SELLING SECURITYHOLDER. The Selling Securityholder represents and warrants to, and agrees with, each of the several Underwriters that:


            (a) The Selling Securityholder has full power to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by the Selling Securityholder hereunder in accordance with the terms of this Agreement. This Agreement has been duly executed and delivered by the Selling Securityholder.



            (b) The Selling Securityholder has duly executed and delivered a power of attorney and custody agreement (the "Power-of-Attorney" and the "Custody Agreement", respectively) in the form heretofore delivered to the Representative, appointing R. Terren Dunlap and Robert J. Brilon as the Selling Securityholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of the Selling Securityholder and appointing American Securities Transfer & Trust as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Shares to be sold by the Selling Securityholder hereunder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery pursuant to this Agreement. The Selling Securityholder has full power (corporate and other) to enter into the Custody Agreement and the Power-of-Attorney and to perform its obligations under the Custody Agreement. The delivery of the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by the Selling Securityholder and, assuming due authorization, execution and delivery by the Custodian, are the legal, valid, binding and enforceable instruments of the Selling Securityholder. The Selling Securityholder agrees that each of the Shares represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Shares (including the Selling Securityholder's Shares) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of the Selling Securityholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of the Selling Securityholder, by operation of law or otherwise, or by its liquidation or dissolution or by the occurrence of any other event. If the Selling Securityholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Shares hereunder, the certificates for such Shares deposited with the Custodian shall be delivered by the Custodian in accordance with the respective terms and conditions of this Agreement as if such liquidation or dissolution or other event had not occurred, regardless of whether the Custodian or the Attorney-in-Fact shall have received notice thereof.


            (c) The Selling Securityholder is the lawful owner of the Shares to be sold by the Selling Securityholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, the Selling Securityholder will convey good and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities, claims or other defects (assuming the Underwriters are acquiring such Shares in good faith and without actual knowledge of any adverse claims with respect thereto).


            (d) The Selling Securityholder has not, directly or indirectly, (i) taken any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement
(A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Securityholder under this Agreement).


            (e) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by the Selling Securityholder, such Preliminary Prospectus did, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the Rules and Regulations thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Selling Securityholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and the information regarding the Selling Securityholder set forth therein under the caption "Security Ownership of Certain Beneficial Owners and Management" is complete and accurate.

            (f) The sale of the Shares by the Selling Securityholder pursuant to this Agreement is not prompted by any adverse information concerning the Company that is not set forth in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

            (g) The sale of the Shares to the Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or Blue Sky laws and, if the registration statement filed with respect to the Shares (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or
(ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Selling Securityholder is a party or by which the Selling Securityholder or any of the Selling Securityholder's properties are bound, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder.


      4. PURCHASE, SALE AND DELIVERY OF SHARES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share, the respective number of Firm Shares which is set forth opposite the name of such Underwriter in Schedule A hereto (subject to adjustment as provided in Section
11).



            Delivery of definitive certificates for the Firm Shares to be purchased by the Underwriters pursuant to this Section 4 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in same-day funds, payable to the order of the Company or by wire transfer in same day funds, at the offices of Snell & Wilmer L.L.P., Phoenix, Arizona (or at such other place as may be agreed upon between the Representative and the Company), at 7:00 A.M. Pacific daylight savings time, (a) on the third (3rd) full business day following the first day that Shares are traded or (b) if this Agreement is executed and delivered after 1:30 P.M. Pacific daylight savings time, the fourth (4th) full business day following the day that this Agreement is executed and delivered or (c) at such other time and date not later than seven (7) full business days following the first day that Shares are traded as the Representative and the Company may determine (or at such time and date to which payment and delivery shall have been postponed pursuant to Section 11 hereof), such time and date of payment and delivery being herein called the "Closing Date;" provided, however, that if the Company has not made available to the Representative copies of the Prospectus within the time provided in Section 5(a)(4) hereof, the Representative may, in its sole discretion, postpone the Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative. The certificates for the Firm Shares to be so delivered will be made available to you at such office or such other location as you may reasonably request for checking at least one
(1) full business day prior to the Closing Date and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to the Closing Date. If the Representative so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.


            It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the Closing Date for the Firm Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

            After the Registration Statement becomes effective, the several Underwriters intend to make a public offering (as such term is described in Section 12 hereof) of the Firm Shares at a public offering price of $_____ per share. After the public offering, the several Underwriters may, in their discretion, vary the public offering price.

      5. FURTHER AGREEMENTS OF THE COMPANY AND SELLING SECURITYHOLDER.

            (a) The Company covenants and agrees with each of Underwriters that:

                  (1) The Company will use its best efforts to cause the Registration Statement and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective as promptly as possible. The Company will use its best efforts to cause any 462 Registration Statement as may be required subsequent to the date the Registration Statement is declared effective to become effective as promptly as possible. The Company will notify you, promptly after it shall receive notice thereof, of the time when the Registration Statement, any subsequent amendment to the Registration Statement or any 462 Registration Statement has become effective or any supplement to the Prospectus has been filed. If the Company omitted information from the Registration Statement at the time it was originally declared effective in reliance upon Rule 430A(a) of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus contains such information and has been filed, within the time period prescribed, with the Commission pursuant to subparagraph (1) or (4) of Rule 424(b) of the Rules and Regulations or as part of a post-effective amendment to such Registration Statement as originally declared effective which is declared effective by the Commission. If the Company files a term sheet pursuant to Rule 434 of the Rules and Regulations, the Company will provide evidence satisfactory to you that the Prospectus and term sheet meeting the requirements of Rule 434(b) or (c), as applicable, of the Rules and Regulations have been filed, within the time period prescribed, with the Commission pursuant to subparagraph (7) of Rule 424(b) of the Rules and Regulations. If for any reason the filing of the final form of Prospectus is required under Rule 424(b)(3) of the Rules and Regulations, it will provide evidence satisfactory to you that the Prospectus contains such information and has been filed with the Commission within the time period prescribed. The Company will notify you promptly of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information. Promptly upon your request, the Company will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of Underwriters' Counsel, may be necessary or advisable in connection with the distribution of the Shares by the Underwriters. The Company will promptly prepare and file with the Commission, and promptly notify you of the filing of, any amendments or supplements to the Registration Statement or Prospectus which may be necessary to correct any statements or omissions, if, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus or any other prospectus relating to the Shares as then in effect would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In case any Underwriter is required to deliver a prospectus nine (9) months or more after the effective date of the Registration Statement in connection with the sale of the Shares, it will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company will file no amendment or supplement to the Registration Statement or Prospectus which shall not previously have been submitted to you a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing, subject, however, to compliance with the Act and the Rules and Regulations and the provisions of this Agreement.

                  (2) The Company will advise you, promptly after it shall receive notice or obtain knowledge, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.


                  (3) The Company will arrange for qualification (including by providing full cooperation with Underwriter's Counsel, whose services in this matter are required and which you and the Company will seek to expedite) of the Shares for offering and sale under the securities laws of such jurisdictions as you may designate and to continue such qualifications in effect for so long as may be required for purposes of the distribution of the Shares, provided, however, that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction in which it is not otherwise required to be so qualified or to so execute a general consent to service of process. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction for such purpose.


                  (4) The Company will furnish to you, as soon as available, and, in the case of the Prospectus and any term sheet or abbreviated term sheet under Rule 434, in no event later than the first full business day following the first day that Shares are traded, copies of each Registration Statement (two of which will be signed and which will include all exhibits), each Preliminary Prospectus, the Prospectus and any amendments or supplements to such documents, including any prospectus prepared to permit compliance with Section 10(a)(3) of the Act, all in such quantities as you may from time to time reasonably request. Notwithstanding the foregoing, if the Representative, on behalf of the several Underwriters, shall agree to the utilization of Rule 434 of the Rules and Regulations, the Company shall provide to you copies of a Preliminary Prospectus updated in all respects through the date specified by you in such quantities as you may from time to time reasonably request.

                  (5) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than the forty-fifth (45th) day following the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement, an earnings statement (which will be in reasonable detail but need not be audited) complying with the provisions of Section 11(a) of the Act and covering a twelve (12) month period beginning after the effective date of the Registration Statements.


                  (6) During a period of five (5) years after the date hereof, the Company will furnish to its stockholders as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent certified public accountants) and, upon request by a stockholder, unaudited quarterly reports of operations for each of the first three quarters of the fiscal year, and will furnish to you and the other several Underwriters hereunder, upon request (i) concurrently with furnishing such reports to its stockholders, statements of operations of the Company for each of the first three (3) quarters in the form furnished to the Company's stockholders, (ii) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of stockholders' equity, and of cash flows of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent certified public accountants, (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders, (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or Nasdaq, (v) every material press release and every material news item or article in respect of the Company or its affairs which was generally released to stockholders or prepared by the Company, and (vi) any additional information of a public nature concerning the Company, or its business which you may reasonably request. During such five (5) year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and such subsidiaries are consolidated, and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.


                  (7) The Company will apply the net proceeds from the sale of the Shares being sold by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (8) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.


                  (9) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, or if the Company shall terminate this Agreement, or if the Underwriters shall terminate this Agreement pursuant to Section 12(b)(i), the Company will pay the several Underwriters for all out-of-pocket expenses (including fees and disbursements of Underwriters' counsel) incurred by the Underwriters in investigating or preparing to market or marketing the Shares and to the extent any advances to the Underwriters exceed such expenses, the Underwriters shall return such excess to the Company.


                  (10) If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

                  (11) During the Lock-up Period, the Company will not, without the prior written consent of the Representative, effect the Disposition of, directly or indirectly, any Securities other than the sale of the Firm Shares and the Option Shares hereunder and the Company's issuance of options or Common Stock under the Company's presently authorized stock option and stock purchase plans described in the Registration Statement and the Prospectus.


                  (12) The Company will cause the Securities to be included for quotation on the Nasdaq National Market on or prior to the Closing Date.



                  (13) The Company will take all necessary corporate action to effect the 4.25 to 1 reverse stock split as contemplated by the Prospectus on or prior to the Effective Date.



                  (14) Promptly following the Closing Date, the Compensation Committee of the Company's Board of Directors will hold a meeting or meetings to discuss, consider, and establish annual compensation levels for the Company's Chief Executive Officer, Chief Operating Officer, and President and Chief Financial Officer in accordance with their employment agreements.


            (b) If the Underwriters purchase the Option Shares from the Selling Securityholder, then the Selling Securityholder covenants and agrees with each of the Underwriters that:

                  (1) The Selling Securityholder will not, directly or indirectly, without the prior written consent of the Representative, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, pledge, grant of any option to purchase or other sale or disposition) of any Securities legally or beneficially owned by the Selling Securityholder or any securities convertible into, or exchangeable or exercisable for, Securities for a period of 180 days after the date hereof except as provided in this Agreement.

                  (2) The Selling Securityholder will not, directly or indirectly, (i) take any action designed to cause or result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Shares or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Shares by the Selling Securityholder under this Agreement).

                  (3) The Selling Securityholder acknowledges the receipt of valuable consideration under this Agreement in connection with the sale of the Shares hereunder and agrees to be bound by all terms of this Agreement applicable to the Selling Securityholder.

      6.    EXPENSES.

            (a) The Company agrees with each Underwriter that:


                  (1) The Company will pay and bear all costs and expenses in connection with the preparation, printing and filing of the Registration Statement (including financial statements, schedules and exhibits), Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto; the printing of this Agreement, the Agreement Among Underwriters, the Selected Dealer Agreement, all Blue Sky filing fees and related expenses, the Underwriters' Questionnaire and Power of Attorney, and any instruments related to any of the foregoing; the issuance and delivery of the Shares hereunder to the several Underwriters, including transfer taxes, if any, the cost of all certificates representing the Shares and transfer agents' and registrars' fees; the fees and disbursements of counsel for the Company; all fees and other charges of the Company's independent certified public accountants; the cost of furnishing to the several Underwriters copies of the Registration Statement (including appropriate exhibits), Preliminary Prospectus and the Prospectus, and any amendments or supplements to any of the foregoing; NASD filing fees and the cost of qualifying the Shares under the laws of such jurisdictions as you may designate (including filing fees and fees and disbursements of Underwriters' Counsel in connection with such NASD filings and Blue Sky qualifications); and all other expenses directly incurred by the Company in connection with the performance of its obligations hereunder. The provisions of this Section 6(a)(1) are intended to relieve the Underwriters from the payment of the expenses and costs which the Company hereby agrees to pay.



                  (2) In addition to its other obligations under Section 6(a)(1) hereof, the Company will pay to you a nonaccountable expense allowance equal to _____% of the gross sales price of the Shares to the public. This nonaccountable expense allowance with respect to the Firm Shares shall be paid to you on the Closing Date and the nonaccountable expense allowance with respect to the Option Shares shall be paid to you on the closing of the sale to you of such Option Shares. The Company has previously paid to you a fee of $25,000, which shall be credited to this nonaccountable expense allowance.


                  (3) In addition to its other obligations under Section 9(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 9(a) hereof, it will reimburse the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

            (b) In addition to their other obligations under Section 9(b) hereof, the Underwriters severally and not jointly agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 9(b) hereof, they will reimburse the Company on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

            (c) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 6(a)(3) and 6(b) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted under the provisions of the Constitution and Rules of the Board of Governors of the New York Stock Exchange, Inc. or pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 6(a)(3) and 6(b) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 9(a) and 9(b) hereof or the obligation to contribute to expenses which is created by the provisions of Section 9(d) hereof.

      7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date and any later date on which Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

            (a) The Registration Statement shall have become effective not later than 2:00 P.M., Pacific Standard time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you; and no stop order suspending the effectiveness thereof shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of Underwriters' Counsel.


            (b) All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, the registration, authorization, issue, sale and delivery of the Shares, and the one-for- 4.25 reverse stock split contemplated by the Prospectus, shall have been satisfactory to Underwriters' Counsel, and such counsel shall have been furnished with such papers and information as they may have requested to enable them to pass upon the matters referred to in this Section.


            (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, there shall not have been any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus.

            (d) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Quarles & Brady, LLP, counsel for the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by Snell & Wilmer, L.L.P., Underwriters' counsel, in rendering its opinion pursuant to Section 7(g) of this Agreement) and with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:


                  (1) Each of the Company and its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation;



                  (2) Each of the Company and its Subsidiaries has the corporate power and authority to own, lease and operate its properties and to conduct its respective business as described in the Registration Statement and the Prospectus;

                  (3) Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction, if any, in which the ownership or leasing of its respective properties or the conduct of its respective businesses requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its Subsidiaries, taken as a whole;



                  (4) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, and will not have been issued in violation of the Company's charter or bylaws or, to such counsel's knowledge, in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right, and all offers and sales of the Company's capital stock were at all relevant times exempt from the registration or qualification requirements of the Act and state securities laws. The Company's outstanding options as described in the Prospectus have been duly authorized and shares of Common Stock have been reserved for issuance pursuant to the terms of the Company's stock option plans;



                  (5) The Firm Shares or the Option Shares, as the case may be, to be issued by the Company pursuant to the terms of this Agreement have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms hereof, will be duly and validly issued and fully paid and nonassessable and will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or, other similar right contained in the Company's charter or bylaws or, to such counsel's knowledge, in any other agreement or contract to which the Company is a party; and the forms of certificates evidencing the Shares comply with Nevada law;


                  (6) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver to the Underwriters the Shares to be issued and sold by it hereunder;


                  (7) The Company has the corporate power and authority to enter into the Representative's Warrant Agreement and to issue, sell and deliver to the Representative the Representative's Warrants to be issued and sold by it thereunder;


                  (8) Each of this Agreement and the Representative's Warrant Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by general equitable principles;

                  (9) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to such counsel's knowledge, threatened under the Act;


                  (10) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements (including supporting schedules), financial data derived therefrom and other financial and statistical information included therein, as to which such counsel need express no opinion), as of the effective date of the Registration Statement, and with respect to the Prospectus as of August ___, 1999, complied as to form in all material respects with the requirements of the Act and the applicable Rules and Regulations;



                  (11) The information in the Prospectus under the captions (a) "Description of Securities," "Market for Common Stock and Related Stockholder Matters - Shares Eligible For Future Sale" and "Business-Legal Proceedings," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions;


                  (12) The description in the Registration Statement and the Prospectus of the charter and bylaws of the Company and of statutes are accurate and fairly present the information required to be presented by the Act and the applicable Rules and Regulations;


                  (13) To such counsel's knowledge, there are no agreements, contracts, leases or documents to which the Company is a party of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein or filed as required;



                  (14) The performance of this Agreement and the Representative's Warrant Agreement and the consummation of the transactions herein and therein contemplated (other than performance of the Company's indemnification obligations hereunder or under the Representative's Warrant Agreement, concerning which no opinion need be expressed) will not (a) result in any violation of the charter or bylaws of the Company or any of its Subsidiaries or (b) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which its properties are bound, and which is known to such counsel, or any applicable statute, rule or regulation generally applicable to transactions of the type contemplated hereunder or to such counsel's knowledge, any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties or operations which such breach, conflict, violation or default is reasonably likely to have a Material Adverse effect.;


                  (15) No consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of the Company's or its Subsidiaries' properties or operations is necessary in connection with the consummation by the Company of the transactions herein contemplated, except such as have been obtained under the Act or such as may be required under state or other securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters;


                  (16) The 4.25 to one reverse stock split contemplated by the Prospectus has been duly authorized by all necessary corporate action, no consent, approval, authorization or order of or qualification with any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of the Company's or its Subsidiaries' properties or operations, or the Company's stockholders and Board of Directors, is necessary to effect the reverse stock split as contemplated by the Prospectus, except such as have been obtained prior to the date hereof, and the Company has effected the reverse stock split as contemplated by the Prospectus on or prior to the Effective Date.



                  (17) There are no legal or governmental proceedings pending or, to such counsel's best knowledge, threatened against the Company or any of its Subsidiaries of a character required to be disclosed in the Registration Statement or the Prospectus by the Act or the Rules and Regulations, other than those described therein;



                  (18) To such counsel's knowledge, each of the Company and its Subsidiaries is not in violation of its respective charter or bylaws and no breach or default exists, and to such counsel's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute a breach or violation of any of the terms and provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which either the Company or any of its Subsidiaries is a party or by which their respective properties are bound, and which is known to such counsel, or any applicable statute, rule or regulation or any order, writ or decree of any court, government or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of the Company's or any of its Subsidiaries properties or operations, except such breaches, violations or defaults which would not have a Material Adverse Effect.



                  (19) Each of the Company and its Subsidiaries is not, and upon the sale of the Shares as herein contemplated will not be, an "investment company,' as defined under the Investment Company Act of 1940, as amended.



                  (20) Each of the Company and its Subsidiaries is in compliance with, and conducts its respective businesses in conformity with, all applicable laws and regulations under the laws of the states of its incorporation and foreign qualifications and the federal laws of the United States, relating to the operation of its business as described in the Registration Statement, except to the extent that any failure so to comply or conform would not have a Material Adverse Effect;



                  (21) Except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights to registration of such shares of Common Stock or other securities, because of the filing of the Registration Statement by the Company, have, with respect to the offering contemplated thereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement;



                  (22) The Representative's Warrants have been duly and validly authorized by the Company and upon delivery to the Representative in accordance with the Representative's Warrant Agreement will be duly issued and legal, valid and binding obligations of the Company;



                  (23) The Representative's Warrant Stock to be issued by the Company pursuant to the terms of the Representative's Warrant has been duly authorized and, upon issuance and delivery against payment therefore in accordance with the terms of the Representative's Warrant Agreement, will be duly and validly issued and fully paid and nonassessable, and to such counsel's knowledge, will not have been issued in violation of or subject to any preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders;





                  (24) If the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A); and


                  (25) The conditions for use of Form SB-2, as set forth in the General Instructions thereto, have been satisfied.

            In addition, such counsel shall state that such counsel has acted as outside corporate legal counsel to the Company and participated in conferences with officials and other representatives of the Company, the Representative, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not verified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads such counsel to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement thereto (other than the financial statements including supporting schedules, other financial information derived therefrom and other financial and statistical information included therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the State of Arizona upon opinions of local counsel, and as to matters of fact, to the extent such counsel deems proper, upon certificates of responsible officers of the Company, and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate. References to the Registration Statement and the Prospectus in this subsection (d) shall include any amendment or supplement thereto at the date of such opinion. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' Counsel.

      (e) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Dorn, McEachran, Jambor & Keating, intellectual property counsel for the Company, dated the Closing Date or such later date on which Option Shares, as the case may be, are to be purchased, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters:


                  (1) "Intellectual Property" means: (a) currently existing domestic and foreign patents and patent applications; (b) currently existing domestic (including federal and state) and foreign trademarks, service marks, trade names, trade dress, domain names, and all applications, registrations, renewals related thereto; and (c) currently existing domestic and foreign copyright applications and copyright registrations, including renewals related thereto.


                  (2) Exhibit A attached hereto is a complete and accurate listing of all Intellectual Property owned by, registered to, or assigned to the Company. All right, title, and interest to the Intellectual Property listed in Exhibit A is valid and subsisting.


                  (3) The Intellectual Property has been properly assigned to the Company, and, except as otherwise stated in counsel's opinion, the Company is currently listed as the sole assignee of record in the respective patent office, trademark office, copyright office, or other appropriate government or administrative office.

                  (4) The Company is unaware of any irregularities in the chain of title to any of the Intellectual Property.

                  (5) The Company has taken all necessary and desirable action to maintain and protect each item of Intellectual Property. In this respect, all currently pending domestic and foreign applications related to the procurement, establishment, or registration of the Intellectual Property are being diligently prosecuted, and none of the pending domestic and foreign applications has been fully rejected or abandoned.


                  (6) The Company has not licensed, assigned, sold, or otherwise transferred any of the rights (or any portion of the rights) to the Intellectual Property to any third party, with the exception that Monopanel Technologies, Inc. has a nonexclusive license under U.S. patents 5,523,730, 5,666,096 and 5,867,082 that may be terminated by the Company on any anniversary date thereof upon sixty days notice. The anniversary date is April 10.

                  (7) All domestic and foreign applications related to the procurement, establishment, or registration of the Intellectual Property have been properly executed by the respective inventor(s), an authorized representative of a corporate applicant, an authorized attorney or legal representative, or an appropriate person or entity in accordance with the respective governing laws, rules, regulations, and procedures.

                  (8) All domestic and foreign applications related to the procurement, establishment, or registration of the Intellectual Property have been properly filed and prosecuted by the respective inventor(s), an authorized representative of a corporate applicant, an authorized attorney or legal representative, or an appropriate person or entity in accordance with the respective governing laws, rules, regulations, and procedures.


                  (9) In the opinion of counsel, all pertinent prior art references known to the Company or the Company's representative during the prosecution of the U.S. patents and the U.S. applications were disclosed to the PTO or cited by the PTO. To the best of such counsel's knowledge, no misrepresentations or mischaracterizations of the prior art were made during the prosecution of any foreign or domestic patent application related to the Intellectual Property. To the best of such counsel's knowledge, the provisions of 37 C.F.R. Section 1.56 were fully complied with during the prosecution of the U.S. patents and the U.S. applications related to the Intellectual Property.


                  (10) Counsel is unaware of any irregularities in the prosecution of any foreign or domestic applications relating to the procurement, establishment, or registration of the Intellectual Property, where such irregularities may impact the validity or enforceability of the Intellectual Property or otherwise impact the Company's rights in the Intellectual Property.


                  (11) Regarding any pending patent applications listed in Exhibit A, counsel is unaware of any circumstances that would adversely affect the ability of the Company to obtain validly issued patents having reasonable claim scope.


                  (12) Except as set forth in the Registration Statement, counsel is unaware of any actual or threatened legal, governmental, or other third party action, suit, claim, or proceeding (including those relating to infringement) relating to Intellectual Property rights owned by or affecting the business operations of the Company which are pending or threatened against the Company and which action, suit, claim, or proceeding would, with respect to any of the foregoing, have a material adverse effect on the condition (financial or other), earnings, operations, business, or business prospects of the Company.


                  (13) Except as set forth in the Registration Statement, to the best of such counsel's knowledge, the Company is not infringing or otherwise violating any Intellectual Property rights of any third party, and, to the best of such counsel's knowledge, no third party is infringing or otherwise violating any of the Company's Intellectual Property in a way that would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business, or business prospects of the Company.

                  (14) Except as set forth in the Registration Statement, based on all relevant information known to such counsel, none of the Company's Intellectual Property is subject to a pending or threatened action by any governmental agency that would materially and adversely affect the scope, validity, or ownership of any Intellectual Property, except to the extent that such action would not have a material adverse effect on the Company's ability to market, manufacture, use, import, sell, or offer to sell the products described in the Prospectus, whether existing or under development.



                  (15) The information in the Registration Statement and the Prospectus under the caption "Business - Intellectual Property" has been reviewed by such counsel and is a fair and accurate summary of such matters, except such counsel has no involvement in and no knowledge of confidentiality agreements, employee agreements to disclose and assign inventions, or intentions to enter into licensing agreements.



                  (16) To such counsel's knowledge, there are no facts or circumstances which would require the Company to obtain licenses under third party Intellectual Property rights which are necessary to allow the Company to conduct the business now being conducted or proposed to be conducted by the Company as described in the Prospectus.



                  (17) Counsel is unaware of any asserted, unasserted, or threatened claims relating to the scope, validity, or ownership of any of the Intellectual Property.


                  References to the Registration Statement and the Prospectus in this subsection (e) shall include any amendment or supplement thereto at the date of such opinion.


            (f) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, the following opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Selling Securityholder, dated the Closing Date, to the effect that:


                  (1) The Selling Securityholder has full corporate power to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Shares being sold by the Selling Securityholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement. The execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary action (corporate or other) of the Selling Securityholder. This Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by the Selling Securityholder. Assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid, binding and enforceable instruments of the Selling Securityholder, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);


                  (2) The delivery by the Selling Securityholder to the several Underwriters of certificates for the Shares being sold hereunder by the Selling Securityholder against payment therefor as provided herein, will convey good and marketable title to such Shares to the several Underwriters, free and clear of all security interests, liens, encumbrances, equities, claims or other defects, assuming that the purchasers do not have notice of an adverse claim and purchase the Shares in good faith; and



                  (3) The sale of the Shares to the several Underwriters by the Selling Securityholder pursuant to this Agreement, the compliance by the Selling Securityholder with the other provisions of this Agreement, the Custody Agreement and the consummation by the Selling Securityholder of the other transactions herein contemplated do not, (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Selling Securityholder is a party or by which such Selling Securityholder or any of the Selling Securityholder's respective properties are bound, and which is known to such counsel, or the charter documents or by-laws of the Selling Securityholder, if applicable, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Selling Securityholder and which is known to such counsel.


      In rendering such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. Copies of such opinion shall be delivered to the Representative and Underwriters' Counsel.

      References to the Registration Statement and the Prospectus in this subsection (f) shall include any amendment or supplement thereto at the date of such opinion.

            (g) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, an opinion of Snell & Wilmer, L.L.P. in form and substance satisfactory to you, with respect to the sufficiency of all such corporate proceedings and other legal matters relating to this Agreement and the transactions contemplated hereby as you may reasonably require, and the Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.


            (h) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a letter or letters from D&T, addressed to the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be (in each case, the "Bring Down Letter"), confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations and based upon the procedures described in the letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), dated the date hereof, or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter that are necessary to reflect any changes in the facts described in the Original Letter since its date, or to reflect the availability of more recent financial statements, data or information. The Bring Down Letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from D&T shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth their opinion with respect to their examination of the consolidated balance sheets of the Company as of December 31, 1998 (including the balance sheets of Aztec Industries, Inc. as of January 31, 1998), and related consolidated statements of operations and common stockholders' equity (deficit) and cash flows for the twelve (12) months ended December 31, 1998, (iii) state that D&T has performed the procedures set out in Statement on Auditing Standards No. 71 ("SAS 71") on the unaudited, interim financial information for the periods ended March 31, 1999 and 1998 (the "Quarterly Financial Statements"), (iv) state that , as a result of the foregoing procedures, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with generally accepted accounting principles consistently applied across the periods presented, (v) state that nothing came to their attention that caused them to believe that the financial statements included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X , and (vi) address other matters agreed upon by D&T and you. In addition, you shall have received from D&T a letter addressed to the Company and made available to you for the use of the Underwriters stating that their review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of their examination of the Company's financial statements as of and for the twelve (12) months ended December 31, 1998 did not disclose any weaknesses in internal controls that they considered to be material weaknesses.


            (i) At the time of the execution of this Agreement, the Underwriters shall have received from M&P, former independent public accountants for the Company, a letter dated such date and addressed to the Underwriters, in form and substance satisfactory to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial and capital stock information contained in the Registration Statement and the Prospectus.

            (j) You shall have received on the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, a certificate of the Company, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and you shall be satisfied that:

                  (1) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of the Closing Date and such later date on which Option Shares are to be purchased, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be;

                  (2) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act;

                  (3) When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Act and the Rules and Regulations, and in all material respects conformed to the requirements of the Act and the Rules and Regulations, the Registration Statement, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Prospectus, and any amendment or supplement thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and

                  (4) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or any of its Subsidiaries, (b) any transaction that is material to the Company or any of its Subsidiaries, except transactions entered into in the ordinary course of business or that were contemplated by and disclosed in the Registration Statement and the Prospectus, (c) any obligation, direct or contingent, that is material to the Company or any of its Subsidiaries, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company or any of its Subsidiaries that is material to the Company or such Subsidiary or is out of the ordinary course of business of the Company or such Subsidiary , (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its Subsidiaries which has been sustained or will have been sustained which has a Material Adverse Effect.

            (k) The Representative shall have received a certificate from the Selling Securityholder, signed by the Selling Securityholder, dated the Closing Date and such later date on which Option Shares are to be purchased, as the case may be, to the effect that:

                  (1) The representations and warranties of the Selling Securityholder in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, or the date on which Option Shares are to be purchased, as the case may be;

                  (2) The Selling Securityholder has performed all covenants and agreements on its part to be performed or satisfied at or prior to the Closing Date, or the date on which Option Shares are to be purchased, as the case may be;

                  (3) To the extent that any statements or omissions are made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with information furnished to the Company by the Selling Securityholder, as amended as of the Closing Date, the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and


            (l) The Company shall have obtained and delivered to you an agreement from each officer and director of the Company, each person set forth on Schedule B attached hereto and each entity that is a stockholder and is affiliated with an officer or director of the Company in writing prior to the date hereof that such person will not, except as described below, during the Lock-up Period, effect the Disposition of any Securities now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (i) on the transfer of shares of Common Stock or Securities during such person's lifetime by bona fide gift or upon death by will or intestacy, provided that any transferee agrees in writing to be bound by the Lock-Up Agreement, and (ii) on the transfer or other disposition of shares of Common Stock or Securities as a distribution to limited partners or stockholders of such person, provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement. The foregoing restriction shall have been expressly agreed to preclude the holder of the Securities from engaging in any hedging, pledge or other transaction which is designed to or may reasonably be expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the such holder. Such prohibited hedging, pledge or other transactions would include, without limitation, any short sale (whether or not against the box), any pledge of shares covering an obligation that matures or could reasonably mature during the Lock-Up Period, or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities. Furthermore, such person will have also agreed and consented to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Securities held by such person except in compliance with this restriction. In addition, each officer and director of the Company, and each person listed on
Schedule 1 attached hereto (excluding Blackwater Capital Group, L.L.C., Blackwater Capital Partners, L.P. or their assigns) also has agreed pursuant to the Lock-Up Agreement that the Representative shall have an irrevocable preferential right for a period of two years from the termination of the Lock-Up Period to purchase for its account or to sell for the account of each such officer, director or securityholder any Securities of the Company that any of such officers, directors, or stockholders may seek to sell under Rule 144 promulgated under the Act. Each such officer, director, or securityholder will consult the Representative with regard to any such offering and will offer the Representative the opportunity to purchase or sell any such Securities on terms not more favorable to such officer, director or securityholder than they can secure elsewhere.


            (m) The Representative's Warrant Agreement shall have been entered into by the Company and you, and the Representative's Warrants shall have been issued and sold to you pursuant thereto.

            (n) The Company and the Selling Stockholder, if applicable, shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company) as to the accuracy of the representations and warranties of the Company herein, as to the performance by the Company of its obligations hereunder and as to the other conditions concurrent and precedent to the obligations of the Underwriters hereunder.

            All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are satisfactory to Underwriters' Counsel. The Company will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.


      8.    OPTION SHARES.



            (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Securityholder hereby grant to the several Underwriters, for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Shares only, a nontransferable option to purchase up to an aggregate of 450,000 Option Shares at the purchase price per share for the Firm Shares set forth in Section 4 hereof (the "Option"). The Option may be exercised by the Representative on behalf of the several Underwriters on one (1) or more occasions in whole or in part during the period of forty five (45) days after the date on which the Firm Shares are initially offered to the public by giving written notice (the "Option Notice") to the Company and the Selling Securityholder. The number of Option Shares to be purchased by each Underwriter upon the exercise of the Option shall be the same proportion of the total number of Option Shares to be purchased by the several Underwriters pursuant to the exercise of the Option as the number of Firm Shares purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm Shares purchased by the several Underwriters (set forth in Schedule A hereto), adjusted by the Representative in such manner as to avoid fractional shares.



                 Delivery of definitive certificates for the Option Shares to be purchased by the several Underwriters pursuant to the exercise of the Option granted by this Section 8 shall be made against payment of the purchase price therefor by the several Underwriters by certified or official bank check or checks drawn in same day funds, payable to the order of the Company and the Selling Securityholder or by wire transfer in same day funds. In the event of any breach of the foregoing, the Company and the Selling Securityholder shall reimburse the Underwriters for the interest lost and any other expenses borne by them by reason of such breach. Such delivery and payment shall take place at the offices of Snell & Wilmer L.L.P., Phoenix, Arizona, or at such other place as may be agreed upon between the Representative and the Company (i) on the Closing Date, if written notice of the exercise of the Option is received by the Company at least two (2) full business days prior to the Closing Date, or (ii) on a date which shall not be later than the third (3rd) full business day following the date the Company receives written Notice of the Option, if such notice is received by the Company after the date two (2) full business days prior to the Closing Date.


            The certificates for the Option Shares to be so delivered will be made available to you at such office or such other location, as you may reasonably request for checking at least one (1) full business day prior to the date of payment and delivery and will be in such names and denominations as you may request, such request to be made at least two (2) full business days prior to such date of payment and delivery. If the Representative so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.

            It is understood that you, individually, and not as the Representative of the several Underwriters, may (but shall not be obligated to) make payment of the purchase price on behalf of any Underwriter or Underwriters whose check or checks shall not have been received by you prior to the date of payment and delivery for the Option Shares to be purchased by such Underwriter or Underwriters. Any such payment by you shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

            (b) Upon exercise of the Option provided for in Section 8(a) hereof, the obligations of the several Underwriters to purchase such Option Shares will be subject (as of the date hereof and as of the date of payment and delivery for such Option Shares) to the accuracy of and compliance with the representations, warranties and agreements of the Company herein, to the accuracy of the statements of the Company and officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, to the conditions set forth in Section 7 hereof, and to the condition that all proceedings taken at or prior to the payment date in connection with the sale and transfer of such Option Shares shall be satisfactory in form and substance to you and to Underwriters' Counsel, and you shall have been furnished with all such documents, certificates and opinions as you may request in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants or agreements of the Company, or the satisfaction of any of the conditions herein contained.

      9.    INDEMNIFICATION AND CONTRIBUTION.


            (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject (including, without limitation, in its capacity as an Underwriter or as a "qualified independent underwriter" within the meaning of Schedule E of the Bylaws of the NASD), under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the

Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares and furnished by the Company, including without limitation, slides, videos, films and tape recordings, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through the Representative, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 9(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 5(a)(4) hereof. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.



            (b) The Selling Securityholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act against any losses, claims, damages, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, arising out of or are based upon: (i) any breach of any representation, warranty, agreement or covenant of the Selling Securityholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or (B) any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto based upon information furnished by or on behalf of the Selling Securityholder, or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein relating to the Selling Securityholder not misleading, and agrees to reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Selling Securityholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omissions made in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any such Application in reliance upon and in conformity with written information furnished to the Company or to the Selling Securityholder by any Underwriter through the Representative specifically for use therein and (ii) the Selling Securityholder will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting such loss, claim, damage or liability purchased Shares from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation or the sale of such Shares to such person in any case where such delivery of the Prospectus (as amended and supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended and supplemented) was a result of noncompliance by the Company with Section 5(a)(4) of this Agreement. This indemnity agreement shall be in addition to any liability which the Selling Securityholder may otherwise have.


            (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities, joint or several, to which the Company and the Selling Stockholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 9(c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or to the Selling Securityholder by such Underwriter, directly or through the Representative, specifically for use in the preparation thereof, and agrees to reimburse the Company and the Selling Securityholder for any legal or other expenses reasonably incurred by the Company or by the Selling Securityholder in connection with investigating or defending any such loss, claim, damage, liability or action.

            The indemnity agreement in this Section 9(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, and each person, if any, who controls the Company within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which such Underwriter may otherwise have.

            (d) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9 except to the extent that it has been prejudiced by such omission. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 9(a), 9(b), or 9(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding.

            (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters severally and not jointly are responsible pro rata for the portion represented by the percentage that the underwriting discount bears to the public offering price, and the Company and the Selling Securityholder are responsible for the remaining portion, provided, however, that (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the underwriting discount applicable to the Shares purchased by such Underwriter exceeds the amount of damages which such Underwriter has otherwise been required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this
Section 9(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any Underwriter, or the Company, or the Selling Securityholder within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

            (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act.

            (g) The liability of the Selling Securityholder under this Section 9 shall not exceed an amount equal to the total proceeds received by the Selling Securityholder from the sale of the Option Shares.

      10. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties, covenants and agreements of the Company, the Selling Securityholder and the Underwriters herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 9 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter within the meaning of the Act or the Exchange Act, or by or on behalf of the Company, or any of its officers, directors or controlling persons within the meaning of the Act or the Exchange Act, and shall survive the delivery of the Shares to the several Underwriters hereunder or termination of this Agreement.

      11. SUBSTITUTION OF UNDERWRITERS. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters.

            If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 11, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement, supplements to the Prospectus or other such documents which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

            In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 11, then the Company shall not be liable to any Underwriter (except as provided in Sections 6 and 9 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company and the other Underwriters for damages, if any, resulting from such default) be liable to the Company (except to the extent provided in Sections 6 and 9 hereof).

            The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 11.

      12. EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION.

            (a) This Agreement shall become effective at the earlier of (i) 6:30 A.M., Pacific Standard time, on the first full business day following the effective date of the Registration Statement, or (ii) the time of the public offering of any of the Shares by the Underwriters after the Registration Statement becomes effective. The time of the public offering shall mean the time of the release by you, for publication, of the first newspaper advertisement relating to the Shares, or the time at which the Shares are first generally offered by the Underwriters to the public by letter, telephone or telecopy, whichever shall first occur. By giving notice as set forth in Section 13 before the time this Agreement becomes effective, you, as Representative of the several Underwriters, or the Company, may prevent this Agreement from becoming effective without liability of any party to any other party, except as provided in Sections 5(a)(9), 6 and 9 hereof.


            (b) You, as Representative of the several Underwriters, shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time on or prior to the Closing Date or on or prior to any later date on which Option Shares are to be purchased, as the case may be, (i) if the Company shall have failed, refused or been unable to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled is not fulfilled, including, without limitation, any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse, or (ii) if additional governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange or on the American Stock Exchange or in the over the counter market by the NASD, or trading in securities generally shall have been suspended on either such exchange or in the over the counter market by the NASD, or if a banking moratorium shall have been declared by federal, New York or California authorities, or (iii) if the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (iv) if there shall have been a material adverse change in the general political or economic conditions or financial markets as in your judgment makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (v) if there shall have been an outbreak or escalation of hostilities or of any other insurrection or armed conflict or the declaration by the United States of a national emergency which, in the opinion of the Representative, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. In the event of termination pursuant to subparagraph (i) above, the Company shall remain obligated to pay costs and expenses pursuant to Sections 5(a)9, 6 and 9 hereof. Any termination pursuant to any of subparagraphs (ii) through (v) above shall be without liability of any party to any other party except as provided in Sections 6 and 9 hereof.



            If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 12, you shall promptly notify the Company by telephone or telecopy , in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify you by telephone or telecopy , in each case confirmed by letter.



      13. NOTICES. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to you shall be mailed, delivered, or telecopied (and confirmed by letter) to you, c/o Cruttenden Roth Incorporated, 24 Corporate Plaza, San Diego, California 92660, telecopier number (714) 852-9603, Attention: General Counsel, with a copy to

Snell & Wilmer, LLP, One Arizona Center, Phoenix, Arizona 85004, telecopier number (602) 382- 6070, Attention: Steven D. Pidgeon, Esq.; if sent to the Company, such notice shall be mailed, delivered or telecopied (and confirmed by letter) to DuraSwitch Industries, Inc., 234 S. Extension Road, Suite 103, Mesa, Arizona 85210, telecopier number (480) 844-1199, Attention: Chief Executive Officer, with a copy to Quarles & Brady LLP, One E. Camelback Road, Suite 400, Phoenix, Arizona 85012, telecopier number (602) 230-5598, Attention: P. Robert Moya, Esq; if sent to the Selling Securityholder, such notice shall be mailed, delivered (and confirmed by letter) or telecopied (and confirmed by letter) to Blackwater Capital Partners, L.P., 1800 Glenview Road, Glenview, IL 60025
Attention: Steven R. Green, telecopier number (847) 729-2296, with a copy to Vedder, Price, Kaufman & Kammholz, 222 N. La Salle Street, Chicago, IL 60601, telecopier number (312) 609-5005, Attention: John T. McEnroe, Esq.


      14. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective executors, administrators, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person or entity, other than the parties hereto and their respective executors, administrators, successors and assigns, and the controlling persons within the meaning of the Act or the Exchange Act, officers and directors referred to in Section 9 hereof, any legal or equitable right, remedy or claim in respect of this Agreement or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective executors, administrators, successors and assigns and said controlling persons and said officers and directors, and for the benefit of no other person or entity. No purchaser of any of the Shares from any Underwriter shall be construed a successor or assign by reason merely of such purchase.

            In all dealings with the Company under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Cruttenden Roth Incorporated on behalf of you.

      15. APPLICABLE LAW. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by, and construed in accordance with, the laws of the State of California.

      16. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings arising out of or relating to this Agreement shall be initiated and tried exclusively in the state and federal courts located in the State of California. The aforementioned choice of venue is intended by the parties to be mandatory and not permissive in nature, thereby precluding the possibility of litigation between the parties with respect to or arising out of this Agreement in any jurisdiction other than that specified in this Section 16. The Company and the Selling Securityholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each party hereby authorizes and accepts service of process sufficient for personal jurisdiction in any action against it as contemplated by this Section 16 by registered or certified mail, return receipt requested, postage prepaid, to its address for the giving of notices as set forth in this Agreement.

      17. COUNTERPARTS. This Agreement may be signed in several counterparts, each of which will constitute an original.


              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            If the foregoing correctly sets forth the understanding among the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Underwriters.



                                        Very truly yours,


                                        DURASWITCH INDUSTRIES, INC.


                                        By: ____________________________________
                                            R. Terren Dunlap
                                            Chief Executive Officer



                                        BLACKWATER CAPITAL PARTNERS, L.P.


                                        By:_____________________________________

                                           Its:_________________________________






Accepted as of the date first above written:


CRUTTENDEN ROTH INCORPORATED


On its behalf and on behalf of each of the several
Underwriters named in Schedule A hereto.



By:  CRUTTENDEN ROTH INCORPORATED



By: ___________________________________
    Authorized Signatory
    For and on behalf of the Representative

                                   SCHEDULE A


                                                     Number of Firm Shares
               Underwriters                             To Be Purchased
               ------------                             ---------------
Cruttenden Roth Incorporated...............


            TOTAL..........................

                                      1